EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Teachers Insurance and Annuity Association of America, do hereby certify, to such officer's knowledge, that:

     The quarterly report on Form 10-Q of the TIAA Real Estate Account (the "Account") for the quarter ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Account.


Dated: August 13, 2003      /s/ Herbert M. Allison, Jr.
                            ------------------------------------------
                            Herbert M. Allison, Jr.
                            Chairman of the Board, President and Chief Executive
                            Officer, Teachers Insurance and Annuity Association
                            of America


Dated: August 13, 2003      /s/ Richard L. Gibbs
                            ------------------------------------------
                            Richard L. Gibbs
                            Executive Vice President
                            (Principal Financial Officer),
                            Teachers Insurance and Annuity Association of
                            America


     A signed original of this written statement required by Section 906 has been provided to the TIAA Real Estate Account and will be retained by the Account and furnished to the Securities and Exchange Commission or its staff upon request.





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